SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

20415 Nordhoff Street, Chatsworth, CA  91311

(Address of principal executive offices)  (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 26, 2010, MRV Communications, Inc. (the “Company”) sold all of the issued and outstanding capital stock of its wholly owned subsidiaries Source Photonics, Inc. (“SPI”) and Source Photonics Santa Clara, Inc. (“SPSC”, and, together with SPI, the “Source Photonics Entities”) to Magnolia Source B.V. (“Buyer”), an entity owned and controlled by affiliates of Francisco Partners, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated as of October 26, 2010, by and among the Company, the Source Photonics Entities, and Buyer.  The Source Photonics Entities and their subsidiaries operate under the Source Photonics brand name and are a leading provider of optical communications products used in telecommunications systems and data communications networks.  The Purchase Agreement provides for the payment from Buyer to the Company of cash proceeds of approximately $117.8 million, as well as the assumption of debt of approximately $32.9 million, less a payment of approximately $4.6 million directly to SPI for payment of management bonuses triggered by the transaction and certain restricted stock unit settlements.  The payments are made in three installments, with the first $40.0 million (a portion of which was paid directly to SPI as described in the sentence above) paid one day after closing, the second payment of $60.0 million to occur on or before 25 days after closing, and the last payment of approximately $17.8 million to occur on or before 60 days after closing.  Two Francisco Partners funds, Francisco Partners II (Cayman), L.P. and Francisco Partners Parallel Fund II, L.P., have separately entered into a limited guarantee with the Company to guarantee the payment of the purchase price by Buyer under the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants, as well as customary mutual indemnification obligations.  For reporting purposes, 26 operating days that reflect contributions from the Source Photonics Entities will be included in the Company’s fourth quarter 2010 results. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Company’s press release announcing the completion of the transactions contemplated by the Purchase Agreement was released on October 26, 2010 and is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

The disclosure contained in Item 1.01 above is incorporated herein by reference.  Additional information on the financial impact of the transaction is included in Item 9.01(b) below.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         On October 28, 2010, the Board of Directors (the “Board”) of the Company elected Dilip Singh, the Company’s Chief Executive Officer, to the Board, effective immediately.  The election of Mr. Singh increased the size of the Board to eight directors.  Mr. Singh will continue in his role as the Company’s Chief Executive Officer, and will not receive any additional compensation for his role as a director.  He will not be joining any of the Board’s Committees at this time.

A press release announcing the election of Mr. Singh to the Board was released on November 1, 2010, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(b)           Pro Forma Financial Information

On October 26, 2010, the Company sold all of the issued and outstanding capital stock of the Source Photonics Entities to Buyer for, among other things, cash proceeds of $117.8 million the assumption of all of the Source Photonics Entities’ debt of $32.9 million, less a payment of approximately $4.6 million directly to SPI for the payment of management bonuses triggered by the transaction and certain restricted stock unit settlements.  The description of the transaction and parties involved is contained in Item 1.01 above and is incorporated herein by reference.  The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 is based on the Company’s historical unaudited condensed consolidated balance sheet as of June 30, 2010.  The pro forma condensed consolidated balance sheet gives effect to the sale of the Source Photonics Entities and related adjustments as if the transaction had occurred on June 30, 2010.

MRV Communications, Inc.

Unaudited Pro Forma Condensed Balance Sheet

As of June 30, 2010

(In thousands, except par values)

		Pro forma adjustments (1)
	As reported	Source Photonics (1)	Impact of transaction		Pro forma
Assets
Current assets:
Cash and cash equivalents	$36,191	$(4,316)	33,913	(2)	$65,788
Short-term marketable securities	32,740	—			32,740
Time deposits (restricted)	18,940	(17,272)			1,668
Accounts receivable, net	112,632	(65,536)			47,096
Inventories	81,571	(41,581)			39,990
Deferred income taxes	2,868	(1,303)			1,565
Other current assets	27,370	(5,819)	78,541	(3)	100,092
Total current assets	312,312	(135,827)	112,454		288,939
Non-current assets	60,997	(27,956)			33,041
Total assets	$373,309	$(163,783)	112,454		$321,980

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$78,711	$(46,491)			$32,220
Short-term debt	51,646	(40,635)			11,011
Other current liabilities	59,417	(12,967)	1,605	(4)	48,055
Total current liabilities	189,774	(100,093)	1,605		91,286
Long-term liabilities	8,028	(538)			7,490
Commitments and contingencies
Equity:
MRV stockholders’ equity:
Preferred stock, $.0.01 par value:
Authorized - 1,000 shares; no shares issued or outstanding	—
Common stock, $0.0017 par value:
Authorized - 320,000 shares Issued - 158,960 shares Outstanding - 157,607 shares	268	—			268
Other stockholders’ equity	169,385	(63,152)	111,595	(5)	217,828
Total MRV stockholder’s equity	169,653	(63,152)	111,595		218,096
Noncontrolling interests in consolidated subsidiaries	5,854	—	(746	)(6)	5,108
Total equity	175,507	(63,152)	110,849		223,204
Total liabilities and equity	$373,309	$(163,783)	112,454		$321,980

(1)	Adjustments to eliminate the assets and liabilities of the Source Photonics Entities as of June 30, 2010.
(2)	Proceeds received by the Company as a result of the sale of the Source Photonics Entities in the first payment at closing, net of transaction fees of $1.4 million.
(3)	Includes $77.8 million receivable for additional proceeds to be received by the Company within 60 days of transaction closing and a $0.7 million receivable assigned to the Company in the transaction.
(4)

Includes $0.5 million of accrued liabilities related to legal matters for which the Company has indemnified the buyer and $1.1 million of taxes payable related to the gain on the sale of the Source Photonics Entities.

(5)	Adjustment to stockholders’ equity to reflect the net impact of the disposition.
(6)	Balance of non-controlling interest in the Source Photonics Entities as of June 30, 2010.

The following unaudited consolidated pro forma financial information presents statements of operations for the years ended December 31, 2009, 2008 and 2007, and the six months ended June 30, 2010 and 2009, and is based on the audited consolidated financial statements for the Company for the year ended December 31, 2009, the unaudited condensed consolidated financial statements for the six months ended June 30, 2010, and 2009, and the audited operating results of Source Photonics for the periods presented.  The pro forma financial information gives effect to the divestiture of the Source Photonics Entities as if it had occurred on January 1, 2007.

MRV Communications, Inc.

Unaudited Pro Forma Statement of Operations

For the six months ended June 30, 2010

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	Source Photonics	Pro forma
Revenue	$231,299	$(112,999)	$118,300
Cost of goods sold	150,030	(86,870)	63,160
Gross profit	81,269	(26,129)	55,140

Operating expenses:
Product development and engineering	18,872	(8,756)	10,116
Selling, general and administrative	48,285	(10,082)	38,203
Amoritization of intangibles	1,128	(1,128)	—
Total operating expenses	68,285	(19,966)	48,319
Operating income (loss)	12,984	(6,163)	6,821
Interest expense	(1,468)	1,031	(437)
Other income, net	1,129	(690)	439
Income before income taxes	12,645	(5,822)	6,823
Provision (benefit) for income taxes	4,936	(1,224)	3,712
Net income	7,709	(4,598)	3,111
Less: net income attributable to noncontrolling interests	1,120	—	1,120
Net income attributable to MRV	$6,589	$(4,598)	$1,991

Net income per share attributable to MRV common stockholders:
Basic	$0.04	$(0.03)	$0.01
Diluted	$0.04	$(0.03)	$0.01
Weighted average number of shares:
Basic	157,657	—	157,657
Diluted	158,552	—	158,552

MRV Communications, Inc.

Unaudited Pro Forma Statement of Operations

For the six months ended June 30, 2009

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	Source Photonics	Pro forma
Revenue	$208,543	$(97,644)	$110,899
Cost of goods sold	157,948	(92,889)	65,059
Gross profit	50,595	(4,755)	45,840

Operating expenses:
Product development and engineering	17,578	(7,174)	10,404
Selling, general and administrative	48,284	(9,862)	38,422
Amoritization of intangibles	1,128	(1,128)	—
Total operating expenses	66,990	(18,164)	48,826
Operating loss	(16,395)	13,409	(2,986)
Interest expense	(1,597)	773	(824)
Other income, net	1,136	(317)	819
Loss from continuing operations before income taxes	(16,856)	13,865	(2,991)
Provision for income taxes	3,424	(859)	2,565
Loss from continuing operations	(20,280)	14,724	(5,556)
Loss from discontinued operations, net of income taxes of $321	338		338
Net loss	(19,942)	14,724	(5,218)
Less:
Income from continuing operations attributable to noncontrolling interests	1,118		1,118
Income from discontinued operations attributable to noncontrolling interests	10		10
Net loss attributable to MRV	$(21,070)	$14,724	$(6,346)
Loss from continuing operations attributable to MRV	(21,398)	14,724	(6,674)
Income from discontinued operations attributable to MRV	328	—	328

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	(0.13)	0.09	(0.04)
Weighted average number of shares:
Basic and Diluted	157,489	—	157,489

MRV Communications, Inc.

Unaudited Pro Forma Statement of Operations

For the year ended December 31, 2009

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	Source Photonics	Pro forma
Revenue	$448,120	$(209,134)	$238,986
Cost of goods sold	322,306	(181,694)	140,612
Gross profit	125,814	(27,440)	98,374

Operating expenses:
Product development and engineering	36,735	(14,003)	22,732
Selling, general and administrative	99,622	(20,317)	79,305
Amoritization of intangibles	2,257	(2,257)	—
Total operating expenses	138,614	(36,577)	102,037
Operating loss	(12,800)	9,137	(3,663)
Interest expense	(2,958)	1,633	(1,325)
Other income, net	25,210	(587)	24,623
Income from continuing operations before income taxes	9,452	10,183	19,635
Provision for income taxes	5,345	(1,178)	4,167
Income from continuing operations	4,107	11,361	15,468
Loss from discontinued operations, net of income taxes of $927	(2,707)	—	(2,707)
Net income	1,400	11,361	12,761
Less:
Income from continuing operations attributable to noncontrolling interests	1,757	—	1,757
Income from discontinued operations attributable to noncontrolling interest	47		47
Net income (loss) attributable to MRV	$(404)	$11,361	$10,957
Income from continuing operations attributable to MRV	$2,350	$11,361	$13,711
Loss from discontinued operations attributable to MRV	$(2,754)	$—	$(2,754)

Net income (loss) per share attributable to MRV common stockholders:
Basic	$(0.00)	$0.07	$0.07
Diluted	$(0.00)	$0.07	$0.07
Weighted average number of shares:
Basic	157,547	—	157,547
Diluted	157,547	—	157,665

MRV Communications, Inc.

Unaudited Pro Forma Statement of Operations

For the year ended December 31, 2008

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	Source Photonics	Pro forma
Revenue	$466,821	$(200,162)	$266,659
Cost of goods sold	331,753	(171,479)	160,274
Gross profit	135,068	(28,683)	106,385

Operating expenses:
Product development and engineering	38,746	(15,863)	22,883
Selling, general and administrative	116,595	(27,296)	89,299
Impairment of goodwill and other intangibles	100,250	(93,879)	6,371
Amoritization of intangibles	2,434	(2,434)	—
Total operating expenses	258,025	(139,472)	118,553
Operating loss	(122,957)	110,789	(12,168)
Interest expense	(3,497)	1,271	(2,226)
Other income, net	4,283	(410)	3,873
Loss from continuing operations before income taxes	(122,171)	111,650	(10,521)
Provision for income taxes	1,936	1,259	3,195
Loss from continuing operations	(124,107)	110,391	(13,716)
Income from discontinued operations, net of income taxes of $1,215	1,002	—	1,002
Net loss	(123,105)	110,391	(12,714)
Less:
Net income from continuing operations attributable to noncontrolling interests	40	—	40
Net income from discontinued operations attributable to noncontrolling interests	59	—	59

Net loss attributable to MRV	$(123,204)	$110,391	$(12,813)
Loss from continuing operations attributable to MRV	$(124,147)	$110,391	$(13,756)
Income from discontinued operations attributable to MRV	$943	$—	$943

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	$(0.78)	$0.70	$(0.08)
Weighted average number of shares:
Basic and Diluted	157,323	—	157,323

MRV Communications, Inc.

Unaudited Pro Forma Statement of Operations

For the year ended December 31, 2007

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	Source Photonics	Pro forma
Revenue	$380,033	$(143,805)	$236,228
Cost of goods sold	267,367	(116,148)	151,219
Gross profit	112,666	(27,657)	85,009

Operating expenses:
Product development and engineering	33,387	(12,016)	21,371
Selling, general and administrative	90,901	(15,397)	75,504
Amoritization of intangibles	1,906	(1,906)	—
Total operating expenses	126,194	(29,319)	96,875
Operating loss	(13,528)	1,662	(11,866)
Interest expense	(3,521)	392	(3,129)
Other income (expense), net	(1,108)	(755)	(1,863)
Loss from continuing operations before income taxes	(18,157)	1,299	(16,858)
Provision for income taxes	2,881	58	2,939
Loss from continuing operations	(21,038)	1,241	(19,797)
Income from discontinued operations, net of income taxes of $1,343	1,519	—	1,519
Net loss	(19,519)	1,241	(18,278)
Less:
Net loss from continuing operations attributable to noncontrolling interests	(531)	—	(531)
Net income from discontinued operations attributable to noncontrolling interests	106	—	106
Net loss attributable to MRV	$(19,094)	$1,241	$(17,853)
Loss from continuing operations attributable to MRV	$(20,507)	$1,241	$(19,266)
Income from discontinued operations attributable to MRV	$1,413	$—	$1,413

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	$(0.14)	$0.01	$(0.13)
Weighted average number of shares:
Basic and Diluted	140,104	—	140,104

(1) Pro forma adjustments eliminate the revenue, expenses and income of the Source Photonics Entities assuming the transaction occurred on the first day of the period presented.

(d)     Exhibits

Exhibit 10.1	Stock Purchase Agreement, dated as of October 26, 2010, by and among Magnolia Source B.V., Source Photonics, Inc., Source Photonics Santa Clara, Inc. and the Company

Exhibit 99.1	Press release of the Company dated October 26, 2010

Exhibit 99.2	Press release of the Company dated November 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 1, 2010

MRV COMMUNICATIONS, INC.

	By:	/s/ Chris King
Chris King
Chief Financial Officer